UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04450
                                   ---------

                         FRANKLIN TEMPLETON GLOBAL TRUST
                         -------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ----------------------------------------------
            (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 10/31/06
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.

                                [GRAPHIC OMITTED]

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                                                       OCTOBER 31, 2006
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                                                  A series of Franklin Templeton
                                                  Global Trust

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     ANNUAL REPORT AND SHAREHOLDER LETTER                    INCOME
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                                                  WANT TO RECEIVE
                                                  THIS DOCUMENT
                                                  FASTER VIA EMAIL?
              FRANKLIN TEMPLETON
              HARD CURRENCY FUND                  Eligible shareholders can
                                                  sign up for eDelivery at
                                                  franklintempleton.com.
                                                  See inside for details.
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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  TEMPLETON  o  MUTUAL SERIES

                             Franklin Templeton Investments

                             GAIN FROM OUR PERSPECTIVE(R)

                             Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE        Each of our portfolio management groups operates
                             autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                             FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                             TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                             MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION         Because our management groups work independently
                             and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST    At Franklin Templeton Investments, we seek to
                             consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin Templeton Hard Currency Fund .....................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   11

Financial Highlights and Statement of Investments .........................   13

Financial Statements ......................................................   16

Notes to Financial Statements .............................................   19

Report of Independent Registered Public Accounting Firm ...................   30

Tax Designation ...........................................................   31

Board Members and Officers ................................................   32

Shareholder Information ...................................................   37

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Shareholder Letter

Dear Shareholder:

During the 12 months ended October 31, 2006, many global economies expanded at a robust pace, supported by export growth and healthy domestic demand. Although U.S. growth moderated, trade among other expanding economies helped maintain global expansion. In this environment, many countries' currencies strengthened against the U.S. dollar.

In the enclosed annual report for Franklin Templeton Hard Currency Fund, the portfolio manager discusses market conditions, investment management decisions and Fund performance during the period under review. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

--------------------------------------------------------------------------------

EDELIVERY DETAILS

Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

             -----------------------------------------------------
             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
             -----------------------------------------------------


                                               Not part of the annual report | 1

As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate changing market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Rupert H. Johnson, Jr.

Rupert H. Johnson, Jr.
President and Chief Executive Officer - Investment Management
Franklin Templeton Global Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF OCTOBER 31, 2006. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


2 | Not part of the annual report

Annual Report

Franklin Templeton Hard Currency Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Templeton Hard Currency Fund seeks to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its goal by investing at least 80% of its net assets in investments denominated in hard currencies (as defined in the prospectus). The Fund normally invests mainly in high-quality short-term money market instruments and forward currency contracts denominated in foreign hard currencies, which historically have experienced low inflation rates and which, in the investment manager's view, follow economic policies conducive to continual low inflation rates and currency appreciation versus the U.S. dollar over the long term.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

This annual report for Franklin Templeton Hard Currency Fund covers the fiscal year ended October 31, 2006.

PERFORMANCE OVERVIEW

Franklin Templeton Hard Currency Fund - Class A posted a cumulative total return of +8.06% for the 12 months under review. The Fund slightly under-performed its benchmark, the J.P. Morgan (JPM) 3 Month Global Cash Index, which posted a total return of +8.58% for the same period. 1 The Fund typically does not attempt to directly match the composition of the index; thus the results are not directly comparable. The Fund outperformed the U.S. dollar, which fell 4.56% relative to its major U.S. trading partners during the period. 2 The dollar rose 0.64% versus the Japanese yen and fell 6.16% versus the euro. 3 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

1. Source: J.P. Morgan. The J.P. Morgan 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Federal Reserve Board (H10 Report). The Federal Reserve Board U.S. Trade Weighted Major Currency Dollar Index is a weighted average of the foreign exchange values of the U.S. dollar against a subset of currencies in the broad index that circulates widely outside the country of issue.

3.    Source: Exshare via Factset.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 15.


                                                               Annual Report | 3

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WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
A current account is that part of the balance of payments where all of one country's international transactions in goods, services, income and transfers are recorded.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

--------------------------------------------------------------------------------

ECONOMIC AND MARKET OVERVIEW

Global economic growth remained strong for the year under review and demonstrated resilience to higher commodity prices, including oil, and the normalization of global interest rates. Regionally, growth was generally robust in Asia, strengthening in Europe and moderating in the U.S.

In the third quarter of 2006, the U.S. economy expanded 2.9% compared with the same quarter of 2005 (year-over-year). The U.S. Federal Reserve Board (Fed) led the global interest rate tightening cycle with consecutive 25-basis-point increases starting mid-2004 (100 basis points equal one percentage point). As household consumption moderated and the housing market cooled amid inflation pressure stemming from labor costs and energy prices, the Fed paused with the federal funds target rate at 5.25% after raising short-term interest rates 150 basis points during the 12-month period. Inflation rose to its highest level since 1996, or 2.9%, in September as measured by the core Consumer Price Index
(CPI). 4 The U.S. dollar weakened 4.56% versus its major trading partners and the difference in growth rates between the U.S. and its major trading partners narrowed during the period.2 Despite the dollar's depreciation, the U.S. trade balance grew to $64 billion in September. The U.S. current account deficit remained large at 6.6% of gross domestic product (GDP) at the end of third quarter 2006. 5

Regionally, the Pacific Rim, which accounted for 52% of the U.S. trade deficit in September, continued to play a prominent role in terms of global imbalances, characterized by the large U.S. current account deficit. 6 The international reserve accumulation by major oil producers and export-intensive countries such as China remained significant during the reporting period. For example, by the end of October 2006, China's international reserves were at US$1,009 billion, increasing on average more than US$18 billion per month. 7 Growth in Asia was generally robust, accompanied by increasing domestic demand in some countries. Trade surpluses in Asia (outside of China) narrowed, as oil prices and stronger domestic demand contributed to rising imports. Relative to the 2.9% year-over-year GDP growth in the U.S. in third quarter 2006, China's economy grew 10.4%, Singapore's 7.2% and South Korea's 4.6%. 8 Although Asia's interest rates tightened during the year, the most notable shift in monetary policy was in Japan. During the period, the country ended its policy of quantitative easing and a zero percent interest rate, adopted in 2001 to

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.

5.    Sources: Federal Reserve; U.S. Bureau of Economic Analysis.

6.    Source: U.S. Department of the Treasury.

7.    Source: The People's Bank of China.

8. Sources: U.S. Bureau of Economic Analysis; The People's Bank of China; Monetary Authority of Singapore; Bank of Korea.


4 | Annual Report
combat entrenched deflation and weak domestic growth prospects. Stronger domestic demand, driven by investment, and prospects for sustainable positive inflation led the Bank of Japan to increase interest rates 25 basis points in July 2006.

Driven by exports and investment, Europe's growth rates during the 12-month period notably improved and were generally above trend. Euro-zone growth reached 2.7% in second quarter 2006 year-over-year. 9 The European Central Bank (ECB) began increasing interest rates in December 2005 and tightened a cumulative 125 basis points through the reporting period. Although unemployment rates remained high in some of the larger economies such as Germany and France, they exhibited gradual improvement over the year. Similar trends, sometimes amplified, could be found throughout non-euro European countries such as Poland, Sweden and Norway. For example, Poland and Sweden's economic growth rose 5.5% and 5.3% in second quarter 2006 year-over-year, while Norway's increased 3.8%. 10 Although these three countries experienced a low inflation/strong growth environment, tighter labor markets and rising resource utilization indicated building pressure on resources. In total, Sweden's central bank increased interest rates 125 basis points, Norway's raised rates 100 basis points, while Poland's reduced rates 50 basis points during the 12-month period.

INVESTMENT STRATEGY

In making investments in foreign hard currencies, we focus on countries and markets that historically have experienced low inflation rates and, in our opinion, follow economic policies favorable to continued low inflation rates and currency appreciation against the U.S. dollar over the long term.

MANAGER'S DISCUSSION

During the fiscal year under review, the Fund continued to act as a hedge against U.S. dollar depreciation. The U.S. balance of payment position deteriorated further, led by a larger current account deficit and continued reliance on debt financing, particularly from the government sector. Indicative of the magnitude of the global macroeconomic imbalances, the U.S. dollar fell 4.56% relative to its major trading partners during the 12-month reporting period, despite higher short-term interest rates in the U.S. compared to other large economies. 2 As a result, further U.S. dollar weakness may be necessary to facilitate an adjustment in the U.S. current account position during the medium term.

ASSET ALLOCATION BY CURRENCY
Based on Total Net Assets as of 10/31/06*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Japanese Yen                                       24.7%
Canadian Dollar                                    14.4%
Swedish Krona                                      13.0%
Singapore Dollar                                   12.4%
Euro                                                6.3%
Korean Won                                          5.1%
Norwegian Krone                                     4.8%
Polish Zloty                                        4.2%
Australian Dollar                                   3.9%
Indonesian Rupiah                                   3.7%
Thailand Baht                                       3.6%
Swiss Franc                                         3.1%
Danish Krone                                        2.8%

* U.S. dollar = -2.0% because of the Fund's holdings of forward currency exchange contracts.

9.    Source: Eurostat.

10. Sources: National Bank of Poland; Sveriges Riksbank (Bank of Sweden); Central Bank of Norway.


                                                               Annual Report | 5

ASIA

Given the extent of trade and capital flow imbalances between the U.S. and Asia, we continued to hold an overweighted exposure to Asia compared to other regions. During the period, as the Japanese yen weakened against the U.S. dollar, we reinitiated a position in the yen, due to our assessment of improving fundamentals and attractive valuation. At period-end, the yen represented the Fund's largest currency exposure. According to our analysis, the shift in the central bank's monetary policy strategy reflected sufficient economic momentum to foster a re-inflationary environment after years of deflation. Correspondingly, the economic recovery deepened, led by more dynamic growth in domestic consumer expenditures and private investment spending. The Fund's basket of non-Japan Asian currencies generated strong positive returns and outperformed the yen, which was a key underweighted position until late in the reporting period. Versus the dollar, the Thai baht rose 11.10%, the Indonesian rupiah was up 11.00%, the South Korean won appreciated 10.40%, and the Singapore dollar rose 8.89%, while the yen depreciated 0.64% during the Fund's fiscal year. 3

AMERICAS

Among the Americas, the Fund maintained significant exposure to the Canadian dollar during the reporting period. Currency exposure to the Canadian dollar was a contributor to Fund performance as the Canadian dollar appreciated 5.27% against the U.S. dollar. 3 The Canadian dollar benefited from Canada's net exportation of commodities, particularly oil and natural gas, as oil prices reached peak levels during the year. Canada's balance of payment position strengthened largely because of an improved trade surplus and foreign investment inflows into the country's energy sector. Equally important, however, was the indirect impact of commodity demand on the labor market, where the unemployment rate dropped to a three-decade low of 6.1% during the period. 11

EUROPE

In Europe, we continued to trim the Fund's exposure to the euro in favor of Asian and other European (non-euro) currencies. These economies had higher relative growth rates with low inflation supported by stronger employment growth, continued export strength, and high relative productivity growth. The Fund benefited from exposure to the Polish zloty and Swedish krona, which rose 9.11% and 10.28% against the U.S. dollar. 3 On the other hand, the Norwegian krone depreciated 0.62% and detracted from Fund performance. 3 Overall, the Fund reduced exposure to Europe during the period, primarily through reduced allocation to the euro. However, the euro's 6.56% rise versus the dollar also detracted from Fund performance. 3

11.   Source: Statistics Canada.


6 | Annual Report

Thank you for your continued participation in Franklin Templeton Hard Currency Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]    /s/ Michael Hasenstab

                   Michael Hasenstab, Ph.D.
                   Portfolio Manager
                   Franklin Templeton Hard Currency Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------

Please note that although the Fund's Statement of Investments on page 15 of this report indicates the Fund held 57.9% of its total investments in U.S. dollar-denominated assets as of 10/31/06, its net exposure to the U.S. dollar as of that date was only -2.0%. The difference is explained by the Fund's holdings of forward currency exchange contracts (please see Note 7 in the Notes to Financial Statements on page 19 of this report) calling for the purchase of various foreign currencies in exchange for U.S. dollars at various future dates. The combination of U.S. dollar-denominated instruments with "long" forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself. Such combined positions are an appropriate strategy when the money market for a particular foreign currency is small or relatively illiquid.

--------------------------------------------------------------------------------


                                                               Annual Report | 7

Performance Summary as of 10/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: ICPHX)                                      CHANGE          10/31/06        10/31/05
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$0.05             $9.39           $9.34
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
-----------------------------------------------------------------------------------------------------
Dividend Income                              $0.6634
-----------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: ICHHX)                                CHANGE          10/31/06        10/31/05
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                        +$0.05             $9.41           $9.36
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (11/1/05-10/31/06)
-----------------------------------------------------------------------------------------------------
Dividend Income                              $0.6887
-----------------------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------------
CLASS A                                                   1-YEAR             5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                 +8.06%            +53.88%           +24.07%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 2                             +5.69%             +8.50%            +1.95%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                            $10,569            $15,034           $12,126
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                        +3.79%             +8.01%            +1.79%
-----------------------------------------------------------------------------------------------------
  Distribution Rate 5                     1.97%
-----------------------------------------------------------------------------------------------------
  30-Day Standardized Yield 6             2.80%
-----------------------------------------------------------------------------------------------------
ADVISOR CLASS 7                                           1-YEAR             5-YEAR           10-YEAR
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                 +8.35%            +56.74%           +28.15%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 2                             +8.35%             +9.40%            +2.51%
-----------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                            $10,835            $15,674           $12,815
-----------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/06) 4                        +6.62%             +8.91%            +2.36%
-----------------------------------------------------------------------------------------------------
  Distribution Rate 5                     2.03%
-----------------------------------------------------------------------------------------------------
  30-Day Standardized Yield 6             3.21%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/1/96-10/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                           Franklin Templeton            JP Morgan 3 Month
       Date                Hard Currency Fund           Global Cash Index 8
--------------------------------------------------------------------------------
    11/1/1996                     9773                         10000
   11/30/1996                     9648                          9984
   12/31/1996                     9545                          9964
    1/31/1997                     9050                          9541
    2/28/1997                     8884                          9390
    3/31/1997                     8938                          9464
    4/30/1997                     8719                          9260
    5/31/1997                     9047                          9432
    6/30/1997                     8928                          9386
    7/31/1997                     8549                          9092
    8/31/1997                     8618                          9200
    9/30/1997                     8765                          9345
   10/31/1997                     8964                          9514
   11/30/1997                     8709                          9328
   12/31/1997                     8550                          9177
    1/31/1998                     8574                          9145
    2/28/1998                     8658                          9237
    3/31/1998                     8346                          9138
    4/30/1998                     8466                          9329
    5/31/1998                     8417                          9295
    6/30/1998                     8297                          9256
    7/31/1998                     8311                          9291
    8/31/1998                     8486                          9312
    9/30/1998                     8865                          9730
   10/31/1998                     9361                          9955
   11/30/1998                     9029                          9819
   12/31/1998                     9392                          9982
    1/31/1999                     9121                          9868
    2/28/1999                     8886                          9636
    3/31/1999                     8795                          9597
    4/30/1999                     8659                          9564
    5/31/1999                     8577                          9488
    6/30/1999                     8476                          9442
    7/31/1999                     8778                          9722
    8/31/1999                     8714                          9692
    9/30/1999                     8825                          9828
   10/31/1999                     8770                          9779
   11/30/1999                     8595                          9556
   12/31/1999                     8604                          9600
    1/31/2000                     8289                          9438
    2/29/2000                     8169                          9322
    3/31/2000                     8373                          9378
    4/30/2000                     8009                          9041
    5/31/2000                     8102                          9103
    6/30/2000                     8355                          9386
    7/31/2000                     8092                          9161
    8/31/2000                     7904                          8978
    9/30/2000                     7858                          8904
   10/31/2000                     7593                          8668
   11/30/2000                     7735                          8807
   12/31/2000                     8068                          9328
    1/31/2001                     8001                          9285
    2/28/2001                     7886                          9177
    3/31/2001                     7561                          8863
    4/30/2001                     7619                          8972
    5/31/2001                     7474                          8774
    6/30/2001                     7387                          8765
    7/31/2001                     7600                          8972
    8/31/2001                     7871                          9264
    9/30/2001                     7958                          9251
   10/31/2001                     7880                          9213
   11/30/2001                     7831                          9215
   12/31/2001                     7743                          9173
    1/31/2002                     7517                          8980
    2/28/2002                     7576                          9040
    3/31/2002                     7683                          9145
    4/30/2002                     7921                          9394
    5/31/2002                     8198                          9730
    6/30/2002                     8477                         10154
    7/31/2002                     8427                         10082
    8/31/2002                     8447                         10140
    9/30/2002                     8517                         10187
   10/31/2002                     8598                         10251
   11/30/2002                     8678                         10314
   12/31/2002                     9117                         10728
    1/31/2003                     9327                         10961
    2/28/2003                     9442                         11051
    3/31/2003                     9484                         11158
    4/30/2003                     9632                         11404
    5/31/2003                    10074                         11903
    6/30/2003                     9947                         11786
    7/31/2003                     9788                         11568
    8/31/2003                     9692                         11444
    9/30/2003                    10139                         12060
   10/31/2003                    10235                         12161
   11/30/2003                    10491                         12462
   12/31/2003                    10874                         12991
    1/31/2004                    10818                         12889
    2/29/2004                    10874                         12901
    3/31/2004                    10792                         12889
    4/30/2004                    10465                         12535
    5/31/2004                    10555                         12732
    6/30/2004                    10526                         12716
    7/31/2004                    10480                         12644
    8/31/2004                    10628                         12774
    9/30/2004                    10906                         13045
   10/31/2004                    11202                         13383
   11/30/2004                    11668                         13936
   12/31/2004                    11796                         14157
    1/31/2005                    11535                         13737
    2/28/2005                    11760                         13969
    3/31/2005                    11587                         13746
    4/30/2005                    11551                         13715
    5/31/2005                    11277                         13274
    6/30/2005                    11163                         13091
    7/31/2005                    11175                         13109
    8/31/2005                    11307                         13297
    9/30/2005                    11269                         13166
   10/31/2005                    11221                         13052
   11/30/2005                    11197                         12901
   12/31/2005                    11296                         12943
    1/31/2006                    11664                         13319
    2/28/2006                    11562                         13157
    3/31/2006                    11579                         13214
    4/30/2006                    12064                         13780
    5/31/2006                    12128                         14051
    6/30/2006                    12049                         13991
    7/31/2006                    12087                         14036
    8/31/2006                    12062                         14106
    9/30/2006                    11971                         13991
   10/31/2006                    12126                         14172

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
CLASS A                          10/31/06
-----------------------------------------
1-Year                             +5.69%
-----------------------------------------
5-Year                             +8.50%
-----------------------------------------
10-Year                            +1.95%
-----------------------------------------

ADVISOR CLASS (11/1/96-10/31/06) 7

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          Franklin Templeton               JP Morgan 3 Month
     Date                 Hard Currency Fund              Global Cash Index 8
--------------------------------------------------------------------------------
  11/1/1996                      10000                          10000
 11/30/1996                       9871                           9984
 12/31/1996                       9766                           9964
  1/31/1997                       9279                           9541
  2/28/1997                       9102                           9390
  3/31/1997                       9168                           9464
  4/30/1997                       8936                           9260
  5/31/1997                       9274                           9432
  6/30/1997                       9163                           9386
  7/31/1997                       8766                           9092
  8/31/1997                       8838                           9200
  9/30/1997                       8989                           9345
 10/31/1997                       9196                           9514
 11/30/1997                       8935                           9328
 12/31/1997                       8774                           9177
  1/31/1998                       8800                           9145
  2/28/1998                       8889                           9237
  3/31/1998                       8570                           9138
  4/30/1998                       8703                           9329
  5/31/1998                       8646                           9295
  6/30/1998                       8305                           9256
  7/31/1998                       8539                           9291
  8/31/1998                       8728                           9312
  9/30/1998                       9136                           9730
 10/31/1998                       9645                           9955
 11/30/1998                       9317                           9819
 12/31/1998                       9693                           9982
  1/31/1999                       9414                           9868
  2/28/1999                       9172                           9636
  3/31/1999                       9069                           9597
  4/30/1999                       8937                           9564
  5/31/1999                       8853                           9488
  6/30/1999                       8737                           9442
  7/31/1999                       9048                           9722
  8/31/1999                       8982                           9692
  9/30/1999                       9107                           9828
 10/31/1999                       9049                           9779
 11/30/1999                       8869                           9556
 12/31/1999                       8882                           9600
  1/31/2000                       8557                           9438
  2/29/2000                       8433                           9322
  3/31/2000                       8649                           9378
  4/30/2000                       8274                           9041
  5/31/2000                       8370                           9103
  6/30/2000                       8634                           9386
  7/31/2000                       8363                           9161
  8/31/2000                       8169                           8978
  9/30/2000                       8128                           8904
 10/31/2000                       7853                           8668
 11/30/2000                       8001                           8807
 12/31/2000                       8341                           9328
  1/31/2001                       8282                           9285
  2/28/2001                       8163                           9177
  3/31/2001                       7823                           8863
  4/30/2001                       7884                           8972
  5/31/2001                       7744                           8774
  6/30/2001                       7660                           8765
  7/31/2001                       7881                           8972
  8/31/2001                       8152                           9264
  9/30/2001                       8257                           9251
 10/31/2001                       8176                           9213
 11/30/2001                       8126                           9215
 12/31/2001                       8044                           9173
  1/31/2002                       7809                           8980
  2/28/2002                       7871                           9040
  3/31/2002                       7979                           9145
  4/30/2002                       8236                           9394
  5/31/2002                       8523                           9730
  6/30/2002                       8817                          10154
  7/31/2002                       8765                          10082
  8/31/2002                       8786                          10140
  9/30/2002                       8870                          10187
 10/31/2002                       8964                          10251
 11/30/2002                       9038                          10314
 12/31/2002                       9505                          10728
  1/31/2003                       9723                          10961
  2/28/2003                       9853                          11051
  3/31/2003                       9906                          11158
  4/30/2003                      10049                          11404
  5/31/2003                      10522                          11903
  6/30/2003                      10387                          11786
  7/31/2003                      10220                          11568
  8/31/2003                      10132                          11444
  9/30/2003                      10598                          12060
 10/31/2003                      10709                          12161
 11/30/2003                      10976                          12462
 12/31/2003                      11382                          12991
  1/31/2004                      11323                          12889
  2/29/2004                      11382                          12901
  3/31/2004                      11310                          12889
  4/30/2004                      10968                          12535
  5/31/2004                      11074                          12732
  6/30/2004                      11031                          12716
  7/31/2004                      10996                          12644
  8/31/2004                      11162                          12774
  9/30/2004                      11446                          13045
 10/31/2004                      11769                          13383
 11/30/2004                      12257                          13936
 12/31/2004                      12386                          14157
  1/31/2005                      12125                          13737
  2/28/2005                      12361                          13969
  3/31/2005                      12179                          13746
  4/30/2005                      12154                          13715
  5/31/2005                      11867                          13274
  6/30/2005                      11751                          13091
  7/31/2005                      11776                          13109
  8/31/2005                      11914                          13297
  9/30/2005                      11866                          13166
 10/31/2005                      11828                          13052
 11/30/2005                      11790                          12901
 12/31/2005                      11915                          12943
  1/31/2006                      12303                          13319
  2/28/2006                      12196                          13157
  3/31/2006                      12206                          13214
  4/30/2006                      12731                          13780
  5/31/2006                      12798                          14051
  6/30/2006                      12723                          13991
  7/31/2006                      12764                          14036
  8/31/2006                      12737                          14106
  9/30/2006                      12651                          13991
 10/31/2006                      12815                          14172

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
ADVISOR CLASS 7                    10/31/06
-------------------------------------------
1-Year                               +8.35%
-------------------------------------------
5-Year                               +9.40%
-------------------------------------------
10-Year                              +2.51%
-------------------------------------------


                                                               Annual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. THE FUND'S ASSETS ARE LARGELY INVESTED IN FOREIGN CURRENCIES, AND THEREFORE INVOLVE POTENTIAL FOR SIGNIFICANT GAIN OR LOSS FROM CURRENCY EXCHANGE RATE FLUCTUATIONS. THE FUND DOES NOT SEEK TO MAINTAIN A STABLE NET ASSET VALUE AND SHOULD NOT BE CONSIDERED A SUBSTITUTE FOR A U.S. DOLLAR MONEY MARKET FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a higher initial sales charge; thus actual total returns would have been lower.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on the sum of the respective class's last four quarterly dividends and the maximum offering price (NAV for Advisor Class) per share on 10/31/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 10/31/06.

7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +31.22% and +2.80%.

8. Source: J.P. Morgan. The J.P. Morgan 3 Month Global Cash Index tracks total returns of 3-month constant maturity euro-currency deposits, the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality.


10 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT          ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                        VALUE 5/1/06            VALUE 10/31/06      PERIOD* 5/1/06-10/31/06
------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000                  $1,005.10                  $5.86
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000                  $1,019.36                  $5.90
------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
Actual                                            $1,000                  $1,006.60                  $4.15
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000                  $1,021.07                  $4.18
------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.16% and Advisor: 0.82%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


12 | Annual Report

Franklin Templeton Global Trust

FINANCIAL HIGHLIGHTS

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                                       ------------------------------------------------------------
                                                                                             YEAR ENDED OCTOBER 31,
CLASS A                                                                    2006          2005         2004         2003        2002
                                                                       ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................................   $   9.34      $   9.85     $   9.59     $   8.56     $  8.08
                                                                       ------------------------------------------------------------
Income from investment operations a:

 Net investment income b ...........................................       0.24          0.15         0.09         0.11        0.09

 Net realized and unrealized gains (losses) ........................       0.47         (0.12)        0.78         1.46        0.63
                                                                       ------------------------------------------------------------
Total from investment operations ...................................       0.71          0.03         0.87         1.57        0.72
                                                                       ------------------------------------------------------------
Less distributions from:

 Net investment income and net realized foreign currency gains .....      (0.66)        (0.46)       (0.61)       (0.54)      (0.24)

 Net realized gains ................................................         --         (0.08)          --           --          --
                                                                       ------------------------------------------------------------
Total distributions ................................................      (0.66)        (0.54)       (0.61)       (0.54)      (0.24)
                                                                       ------------------------------------------------------------
Redemption fees ....................................................         -- d          -- d         -- d         --          --
                                                                       ------------------------------------------------------------
Net asset value, end of year .......................................   $   9.39      $   9.34     $   9.85     $   9.59     $  8.56
                                                                       ============================================================

Total return c .....................................................       8.06%         0.17%        9.44%       19.05%       9.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ....................................   $322,449      $190,163     $211,098     $143,715     $50,622

Ratios to average net assets:

 Expenses ..........................................................       1.13% e       1.19% e      1.24% e      1.32%       1.50%

 Net investment income .............................................       2.58%         1.54%        0.95%        1.19%       1.10%

Portfolio turnover rate ............................................       0.00% f       0.00% f      0.00% f      0.00% f    76.27%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d     Amount rounds to less than $0.01 per share.

e     Benefit of expense reduction rounds to less than 0.01%.

f     See Note 6 regarding investment transactions.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

                                                                      ------------------------------------------------------------
                                                                                           YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                            2006          2005          2004          2003       2002
                                                                      ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............................    $  9.36       $  9.87       $  9.61       $  8.58     $ 8.09
                                                                      ------------------------------------------------------------
Income from investment operations a:

 Net investment income b .........................................       0.27          0.18          0.13          0.14       0.12

 Net realized and unrealized gains (losses) ......................       0.47         (0.12)         0.79          1.46       0.64
                                                                      ------------------------------------------------------------
Total from investment operations .................................       0.74          0.06          0.92          1.60       0.76
                                                                      ------------------------------------------------------------
Less distributions from:

 Net investment income and net realized foreign currency gains ...      (0.69)        (0.49)        (0.66)        (0.57)     (0.27)

 Net realized gains ..............................................         --         (0.08)           --            --         --
                                                                      ------------------------------------------------------------
Total distributions ..............................................      (0.69)        (0.57)        (0.66)        (0.57)     (0.27)
                                                                      ------------------------------------------------------------
Redemption fees ..................................................         -- c          -- c          -- c          --         --
                                                                      ------------------------------------------------------------
Net asset value, end of year .....................................    $  9.41       $  9.36       $  9.87       $  9.61     $ 8.58
                                                                      ============================================================

Total return .....................................................       8.35%         0.50%         9.89%        19.45%      9.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................................    $40,912       $17,532       $22,442       $10,163     $1,724

Ratios to average net assets:

 Expenses ........................................................       0.83% d       0.83% d       0.84% d       0.92%      1.09%

 Net investment income ...........................................       2.88%         1.89%         1.35%         1.59%      1.51%

Portfolio turnover rate ..........................................       0.00% e       0.00% e       0.00% e       0.00% e   76.27%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Amount rounds to less than $0.01 per share.

d     Benefit of expense reduction rounds to less than 0.01%.

e     See Note 6 regarding investment transactions.


14 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Templeton Global Trust

STATEMENT OF INVESTMENTS, OCTOBER 31, 2006

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN TEMPLETON HARD CURRENCY FUND                                                   PRINCIPAL AMOUNT b             VALUE
----------------------------------------------------------------------------------------------------------------------------------
  FOREIGN GOVERNMENT AND AGENCY SECURITIES 36.4%
a Canada Treasury Bills, 11/30/06 - 3/22/07 .....................................             33,420,000 CAD       $    29,540,322
a Denmark Treasury Bills, 11/01/06 - 2/01/07 ....................................             59,200,000 DKK            10,097,495
a Dutch Treasury Bill, 1/31/07 ..................................................              5,060,000 EUR             6,404,064
a French Treasury Bill, 1/18/07 .................................................              4,950,000 EUR             6,266,173
a German Treasury Bills, 11/15/06 - 12/13/06 ....................................              8,000,000 EUR            10,214,531
a Norway Treasury Bills, 12/20/06 - 6/20/07 .....................................             95,740,000 NOK            14,392,179
a Singapore Treasury Bill, 11/30/06 .............................................             31,270,000 SGD            20,031,559
a Swedish Treasury Bills, 12/20/06 - 9/19/07 ....................................            258,420,000 SEK            35,175,044
                                                                                                                   ---------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $129,353,875) ............                                      132,121,367
                                                                                                                   ---------------
  U.S. GOVERNMENT AND AGENCY SECURITIES 63.6%
  Federal National Mortgage Association, 2.125%, 10/09/07 .......................          2,400,000,000 JPY            20,830,128
a Federal Home Loan Bank, 11/01/06 ..............................................             34,849,000                34,849,000
a U.S. Treasury Bills, 11/02/06 - 12/14/06 ......................................            176,000,000               175,583,727
                                                                                                                   ---------------
  TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $230,813,782) ...............                                      231,262,855
                                                                                                                   ---------------
  TOTAL INVESTMENTS (COST $360,167,657) 100.0% ..................................                                      363,384,222
  NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (0.2)% ......................                                         (579,759)
  OTHER ASSETS, LESS LIABILITIES 0.2% ...........................................                                          556,340
                                                                                                                   ---------------
  NET ASSETS 100.0% .............................................................                                  $   363,360,803
                                                                                                                   ===============

CURRENCY ABBREVIATIONS

CAD - Canadian Dollar
DKK - Danish Krone
EUR - Euro
JPY - Japanese Yen
NOK - Norwegian Krone
SEK - Swedish Krona
SGD - Singapore Dollar

a     The security is traded on a discount basis with no stated coupon rate.

b     The principal amount is stated in U.S. dollars unless otherwise indicated.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Franklin Templeton Global Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

                                                                                     ------------------
                                                                                     FRANKLIN TEMPLETON
                                                                                     HARD CURRENCY FUND
                                                                                     ------------------
Assets:
 Investments in securities:
  Cost ..........................................................................       $ 360,167,657
                                                                                        =============
  Value .........................................................................       $ 363,384,222
 Cash ...........................................................................               5,092
 Receivables:
  Capital shares sold ...........................................................           1,679,198
  Interest ......................................................................              26,259
 Unrealized gain on forward exchange contracts (Note 7) .........................           3,043,848
                                                                                        -------------
        Total assets ............................................................         368,138,619
                                                                                        -------------
Liabilities:
 Payables:
  Capital shares redeemed .......................................................             712,627
  Affiliates ....................................................................             327,959
 Foreign currency advanced by custodian .........................................              87,250
 Unrealized loss on forward exchange contracts (Note 7) .........................           3,623,607
 Accrued expenses and other liabilities .........................................              26,373
                                                                                        -------------
        Total liabilities .......................................................           4,777,816
                                                                                        -------------
           Net assets, at value .................................................       $ 363,360,803
                                                                                        =============
Net assets consist of:
 Paid-in capital ................................................................       $ 357,719,610
 Undistributed net investment income ............................................           5,338,072
 Net unrealized appreciation (depreciation) .....................................           2,637,077
 Accumulated net realized gain (loss) ...........................................          (2,333,956)
                                                                                        -------------
           Net assets, at value .................................................       $ 363,360,803
                                                                                        =============
CLASS A:
 Net assets, at value ...........................................................       $ 322,448,828
                                                                                        =============
 Shares outstanding .............................................................          34,343,346
                                                                                        =============
 Net asset value per share a ....................................................       $        9.39
                                                                                        =============
 Maximum offering price per share (net asset value per share / 97.75%) ..........       $        9.61
                                                                                        =============
ADVISOR CLASS:
 Net assets, at value ...........................................................       $  40,911,975
                                                                                        =============
 Shares outstanding .............................................................           4,348,323
                                                                                        =============
 Net asset value and maximum offering price per share a .........................       $        9.41
                                                                                        =============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Templeton Global Trust

STATEMENT OF OPERATIONS
for the year ended October 31, 2006

                                                                                         ------------------
                                                                                         FRANKLIN TEMPLETON
                                                                                         HARD CURRENCY FUND
                                                                                         ------------------
Investment income:
 Interest ..........................................................................        $   9,930,132
                                                                                            -------------
Expenses:
 Management fees (Note 3a) .........................................................            1,737,552
 Distribution fees (Note 3c)
  Class A ..........................................................................              738,515
 Transfer agent fees (Note 3e) .....................................................              257,782
 Custodian fees (Note 4) ...........................................................               24,655
 Reports to shareholders ...........................................................               46,463
 Registration and filing fees ......................................................               83,550
 Professional fees .................................................................               34,624
 Trustees' fees and expenses .......................................................               11,433
 Other .............................................................................               31,112
                                                                                            -------------
        Total expenses .............................................................            2,965,686
        Expense reductions (Note 4) ................................................               (6,874)
                                                                                            -------------
        Net expenses ...............................................................            2,958,812
                                                                                            -------------
            Net investment income ..................................................            6,971,320
                                                                                            -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ......................................................................             (364,943)
  Foreign currency transactions ....................................................            3,727,119
                                                                                            -------------
           Net realized gain (loss) ................................................            3,362,176
                                                                                            -------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ......................................................................            6,359,660
  Translation of assets and liabilities denominated in foreign currencies ..........                   61
                                                                                            -------------
         Net change in unrealized appreciation (depreciation) ......................            6,359,721
                                                                                            -------------
Net realized and unrealized gain (loss) ............................................            9,721,897
                                                                                            -------------
Net increase (decrease) in net assets resulting from operations ....................        $  16,693,217
                                                                                            =============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Franklin Templeton Global Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  ---------------------------------
                                                                                                           FRANKLIN TEMPLETON
                                                                                                           HARD CURRENCY FUND
                                                                                                  ---------------------------------
                                                                                                         YEAR ENDED OCTOBER 31,
                                                                                                        2006               2005
                                                                                                  ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................................      $   6,971,320       $   3,511,261
  Net realized gain (loss) from investments and foreign currency transactions ..............          3,362,176          10,102,422
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies ...............................          6,359,721         (12,803,993)
                                                                                                  ---------------------------------
        Net increase (decrease) in net assets resulting from operations ....................         16,693,217             809,690
                                                                                                  ---------------------------------
 Distributions to shareholders from:
  Net investment income and net realized foreign currency gains:
    Class A ................................................................................        (14,112,136)         (9,731,396)
    Advisor Class ..........................................................................         (1,424,716)         (1,084,586)
  Net realized gains:
    Class A ................................................................................                 --          (1,735,869)
    Advisor Class ..........................................................................                 --            (188,101)
                                                                                                  ---------------------------------
 Total distributions to shareholders .......................................................        (15,536,852)        (12,739,952)
                                                                                                  ---------------------------------

 Capital share transactions: (Note 2)
    Class A ................................................................................        131,071,904          (9,971,213)
    Advisor Class ..........................................................................         23,434,378          (3,953,900)
                                                                                                  ---------------------------------
 Total capital share transactions ..........................................................        154,506,282         (13,925,113)
                                                                                                  ---------------------------------

 Redemption fees ...........................................................................              3,868               9,614
                                                                                                  ---------------------------------
        Net increase (decrease) in net assets ..............................................        155,666,515         (25,845,761)
Net assets:
 Beginning of year .........................................................................        207,694,288         233,540,049
                                                                                                  ---------------------------------
 End of year ...............................................................................      $ 363,360,803       $ 207,694,288
                                                                                                  =================================
Undistributed net investment income included in net assets:
 End of year ...............................................................................      $   5,338,072       $  10,369,691
                                                                                                  =================================


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Templeton Global Trust

NOTES TO FINANCIAL STATEMENTS

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Global Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as a non-diversified, open-end investment company, consisting of one fund, the Franklin Templeton Hard Currency Fund (the
Fund). The Fund offers two classes of shares: Class A and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the


                                                              Annual Report | 19

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


20 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.


                                                              Annual Report | 21

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                --------------------------------------------------------------
                                                                     YEAR ENDED OCTOBER 31,
                                                            2006                             2005
                                                --------------------------------------------------------------
                                                   SHARES          AMOUNT           SHARES           AMOUNT
                                                --------------------------------------------------------------
CLASS A SHARES:
 Shares sold ...............................     24,901,994    $ 231,953,286      13,278,417     $ 129,231,930
 Shares issued in reinvestment
  of distributions .........................      1,145,884       10,318,899         981,974         9,491,397
 Shares redeemed ...........................    (12,063,430)    (111,200,281)    (15,326,537)     (148,694,540)
                                                --------------------------------------------------------------
 Net increase (decrease) ...................     13,984,448    $ 131,071,904      (1,066,146)    $  (9,971,213)
                                                ==============================================================
ADVISOR CLASS SHARES:
 Shares sold ...............................      3,161,411    $  29,746,375       1,390,003     $  13,693,142
 Shares issued in reinvestment
  of distributions .........................         90,400          816,279          98,902           957,665
 Shares redeemed ...........................       (777,014)      (7,128,276)     (1,889,275)      (18,604,707)
                                                --------------------------------------------------------------
 Net increase (decrease) ...................      2,474,797    $  23,434,378        (400,370)    $  (3,953,900)
                                                ==============================================================


22 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------------
SUBSIDIARY                                                              AFFILIATION
--------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                      Investment manager
Franklin Templeton Services, LLC (FT Services)                          Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                    Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)           Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.65% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted a distribution plan for Class A, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.45% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Distributors has set the current rate at 0.30% per year. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charge retained net of commisions paid to
 unaffiliated broker/dealers .........................................  $105,171
Contingent deferred sales charges retained ...........................  $  1,416

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $257,782, of which $164,953 was retained by Investor Services.


                                                              Annual Report | 23

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
 2013 ............................................................   $2,143,875
 2014 ............................................................      190,081
                                                                     ----------
                                                                     $2,333,956
                                                                     ==========

The tax character of distributions paid during the years ended October 31, 2006 and 2005, was as follows:

                                                      -------------------------
                                                          2006         2005
                                                      -------------------------
Distributions paid from:
 Ordinary income ...................................  $15,536,852   $10,815,964
 Long term capital gain ............................           --     1,923,988
                                                      -------------------------
                                                      $15,536,852   $12,739,952
                                                      =========================

At October 31, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ........................................      $ 360,183,510
                                                                  =============
Unrealized appreciation ....................................      $   3,771,626
Unrealized depreciation ....................................           (570,914)
                                                                  -------------
Net unrealized appreciation (depreciation) .................      $   3,200,712
                                                                  =============
Distributable earnings - undistributed ordinary income .....      $   3,231,196
                                                                  =============

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

There were no purchases or sales of investments (other than short term securities) for the year ended October 31, 2006.


24 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

7. FORWARD EXCHANGE CONTRACTS

At October 31, 2006, the Fund had the following forward exchange contracts outstanding:

------------------------------------------------------------------------------------------------------------
                                                                  CONTRACT       SETTLEMENT      UNREALIZED
CONTRACTS TO BUY:                                                  AMOUNT           DATE         GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
 31,500,000,000 Indonesian Rupiah ...........................     3,252,452       11/24/06      $    198,922
  1,000,000,000 Korean Won ..................................     1,031,992       11/24/06            29,951
        840,000 Polish Zloty ................................       265,152       11/24/06            12,303
    132,000,000 Thailand Baht ...............................     3,331,651       11/24/06           267,875
      2,930,598 Australian Dollar ...........................     2,200,000       12/04/06            68,820
     34,216,000 Thailand Baht ...............................       910,000       12/04/06            23,074
      2,791,880 Polish Zloty ................................       910,000       12/05/06            12,532
      4,800,000 Polish Zloty ................................     1,500,563       12/14/06            86,021
      5,000,000 Singapore Dollar ............................     3,193,256       12/14/06            25,322
    235,000,000 Thailand Baht ...............................     6,052,022       12/22/06           354,361
      2,575,000 Korean Won ..................................     2,660,449       12/27/06            76,308
      6,900,000 Polish Zloty ................................     2,155,711       12/27/06           126,044
      3,500,000 Singapore Dollar ............................     2,202,643       12/27/06            51,842
      2,750,000 Swiss Franc .................................     2,166,378       12/27/06            56,430
      1,800,000 Polish Zloty ................................       560,957        1/16/07            34,713
        845,000 Australian Dollar ...........................       650,819        2/12/07             3,240
     48,906,000 Thailand Baht ...............................     1,300,000        2/12/07            33,180
      4,000,000 Polish Zloty ................................     1,312,767        2/20/07            12,342
      8,350,000 Singapore Dollar ............................     5,345,368        2/26/07            50,083
 39,520,000,000 Indonesian Rupiah ...........................     4,146,905        3/01/07           131,366
 27,840,000,000 Indonesian Rupiah ...........................     2,900,000        3/02/07           113,502
      4,402,925 Polish Zloty ................................     1,450,000        3/02/07             8,973
     55,259,500 Thailand Baht ...............................     1,450,000        3/02/07            56,048
      1,020,000 Australian Dollar ...........................       752,454        3/15/07            36,984
  7,450,000,000 Indonesian Rupiah ...........................       751,766        3/15/07            53,465
      2,375,000 Polish Zloty ................................       751,154        3/16/07            36,128
  8,380,000,000 Korean Won ..................................     8,813,631        3/20/07           115,512
     13,420,000 Australian Dollar ...........................     9,848,267        3/21/07           538,065
    252,650,000 Korean Won ..................................       266,621        3/26/07             2,637
      2,514,355 Polish Zloty ................................       785,000        3/29/07            48,763
      1,822,389 Canadian Dollar .............................     1,625,000        4/12/07             6,480
      1,400,000 Canadian Dollar .............................     1,244,444        4/19/07             9,151
      6,800,000 Singapore Dollar ............................     4,333,694        4/19/07            71,307
      1,991,865 Polish Zloty ................................       644,554        4/27/07            16,457
      5,000,000 Singapore Dollar ............................     3,214,401        5/17/07            28,878
 11,000,000,000 Indonesian Rupiah ...........................     1,175,214        5/18/07             5,030
      2,724,300 Polish Zloty ................................       900,000        5/22/07             4,490
  2,500,000,000 Indonesian Rupiah ...........................       265,901        6/01/07             1,889


                                                              Annual Report | 25

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

 7. FORWARD EXCHANGE CONTRACTS (CONTINUED)

------------------------------------------------------------------------------------------------------------
                                                                  CONTRACT       SETTLEMENT      UNREALIZED
CONTRACTS TO BUY:                                                  AMOUNT           DATE         GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
      2,700,000 Singapore Dollar ...........................      1,727,668        6/27/07     $      27,072
      6,250,000 Singapore Dollar ...........................      3,984,699        7/11/07            79,872
    255,000,000 Japanese Yen ...............................      2,205,716        7/17/07            49,303
      7,000,000 Polish Zloty ...............................      2,278,794        7/19/07            47,653
        850,000 Singapore Dollar ...........................        550,197        7/30/07             3,083
      5,300,000 Canadian Dollar ............................      4,741,456       10/26/07            28,377
                                                                                               -------------
          Unrealized gain on forward exchange contracts ....................................   $   3,043,848
                                                                                               -------------

------------------------------------------------------------------------------------------------------------
                                                                  CONTRACT       SETTLEMENT      UNREALIZED
CONTRACTS TO BUY:                                                  AMOUNT           DATE         GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
      3,457,960 Swiss Franc ................................      2,900,000       12/04/06     $    (111,157)
      1,110,655 Swiss Franc ................................        910,000       12/05/06           (14,171)
    700,000,000 Japanese Yen ...............................      6,263,982       12/14/06          (241,066)
      9,300,000 Norwegian Krone ............................      1,497,392       12/14/06           (71,139)
    225,000,000 Japanese Yen ...............................      1,998,206        1/09/07           (55,378)
  6,000,000,000 Indonesian Rupiah ..........................        661,522        1/29/07            (9,702)
  4,650,000,000 Korean Won .................................      4,956,036        1/29/07            (9,227)
    512,800,000 Japanese Yen ...............................      4,642,825        2/01/07          (201,757)
    656,169,600 Japanese Yen ...............................      6,000,000        2/09/07          (311,506)
      6,800,000 Canadian Dollar ............................      6,236,244        2/12/07          (159,025)
      3,861,000 Polish Zloty ...............................      1,300,000        2/12/07           (21,209)
     27,820,000 Swedish Krona ..............................      3,900,292        2/12/07           (21,904)
    834,892,500 Japanese Yen ...............................      7,800,000        2/13/07          (558,429)
  1,026,815,500 Japanese Yen ...............................      9,675,000        2/20/07          (760,812)
     57,000,000 Japanese Yen ...............................        498,513        2/28/07            (3,169)
      3,575,000 Swedish Krona ..............................        500,070        2/28/07            (1,239)
    465,840,000 Korean Won .................................        496,764        3/02/07              (682)
     82,500,000 Japanese Yen ...............................        746,856        3/15/07           (28,537)
        900,000 Swiss Franc ................................        748,877        3/15/07           (16,272)
      5,500,000 Swiss Franc ................................      4,594,437        3/16/07          (117,012)
    179,012,800 Japanese Yen ...............................      1,600,000        3/22/07           (39,957)
     87,857,200 Japanese Yen ...............................        785,000        3/29/07           (18,665)
      7,250,000 Norwegian Krone ............................      1,172,096        3/29/07           (54,772)
    110,900,000 Japanese Yen ...............................      1,000,000        4/10/07           (31,186)
    178,636,250 Japanese Yen ...............................      1,625,000        4/12/07           (64,047)
    277,687,500 Japanese Yen ...............................      2,500,000        4/16/07           (72,275)
    369,600,000 Japanese Yen ...............................      3,300,000        4/19/07           (67,472)
    372,801,000 Japanese Yen ...............................      3,300,000        4/20/07           (39,057)
    185,559,000 Japanese Yen ...............................      1,650,000        4/26/07           (25,638)
    135,564,000 Japanese Yen ...............................      1,200,000        4/27/07           (13,136)
     95,200,000 Japanese Yen ...............................        850,000        5/01/07           (16,104)
    380,966,250 Japanese Yen ...............................      3,450,000        5/07/07          (110,493)


26 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

7. FORWARD EXCHANGE CONTRACTS (CONTINUED)

------------------------------------------------------------------------------------------------------------
                                                                  CONTRACT       SETTLEMENT      UNREALIZED
CONTRACTS TO BUY:                                                  AMOUNT           DATE         GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
     24,287,655 Swedish Krona .........................           3,450,000        5/07/07      $    (48,573)
    193,917,500 Japanese Yen ..........................           1,750,000        5/09/07           (49,722)
    199,656,000 Japanese Yen ..........................           1,800,000        5/10/07           (49,191)
     97,475,000 Japanese Yen ..........................             875,000        5/14/07           (19,808)
    196,455,000 Japanese Yen ..........................           1,750,000        5/16/07           (25,987)
      3,500,000 Canadian Dollar .......................           3,142,113        5/17/07            (5,630)
     20,000,000 Swedish Krona .........................           2,824,859        5/18/07           (22,521)
      6,357,960 Swedish Krona .........................             900,000        5/22/07            (8,982)
    168,570,000 Japanese Yen ..........................           1,500,000        5/24/07           (19,234)
     56,140,000 Japanese Yen ..........................             500,000        5/29/07            (6,546)
      3,539,870 Swedish Krona .........................             500,000        5/29/07            (3,759)
      3,300,000 Canadian Dollar .......................           2,978,071        6/26/07           (17,492)
      1,620,000 Canadian Dollar .......................           1,463,415        6/27/07            (9,999)
    290,000,000 Japanese Yen ..........................           2,586,514        6/27/07           (28,339)
      3,250,000 Norwegian Krone .......................             504,862        6/27/07            (2,399)
      1,901,280 Canadian Dollar .......................           1,721,550        6/28/07           (15,730)
                                                                                                ------------
                                                                                                $ (3,600,107)
                                                                                                ------------

------------------------------------------------------------------------------------------------------------
                                                                   CONTRACT      SETTLEMENT      UNREALIZED
CONTRACTS TO SELL:                                                  AMOUNT          DATE         GAIN (LOSS)
------------------------------------------------------------------------------------------------------------
     20,000,000 Thailand Baht .........................             521,648        2/20/07      $    (23,500)
                                                                                                ------------
        Unrealized loss on forward exchange contracts ....................................      $  3,623,607)
                                                                                                ------------
          Net unrealized loss on forward exchange contracts ..............................      $   (579,759)
                                                                                                ============

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


                                                              Annual Report | 27

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

9. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Fund did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006. The Fund did not participate in the December 13, 2004 SEC Order.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.


28 | Annual Report

Franklin Templeton Global Trust

FRANKLIN TEMPLETON HARD CURRENCY FUND

9. REGULATORY MATTERS (CONTINUED)

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 29

Franklin Templeton Global Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON HARD CURRENCY
FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Hard Currency Fund (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 19, 2006


30 | Annual Report

Franklin Templeton Global Trust

TAX DESIGNATION (UNAUDITED)

FRANKLIN TEMPLETON HARD CURRENCY FUND

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $6,720,338 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2006.


                                                              Annual Report | 31

Franklin Templeton Global Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is appointed and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                             POSITION     TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)                 Trustee      Since 1993       142                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                             company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)                Trustee      Since 2003       57                         None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)                 Trustee      Since 2005       143                        Director, Hess Corporation
One Franklin Parkway                                                                             (formerly, Amerada Hess
San Mateo, CA 94403-1906                                                                         Corporation) (exploration and
                                                                                                 refining of oil and gas), H.J.
                                                                                                 Heinz Company (processed foods and
                                                                                                 allied products), RTI International
                                                                                                 Metals, Inc. (manufacture and
                                                                                                 distribution of titanium), Canadian
                                                                                                 National Railway (railroad) and
                                                                                                 White Mountains Insurance Group,
                                                                                                 Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF              FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED            BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)            Trustee            Since 1993             116                       Director, Center for
One Franklin Parkway                                                                                    Creative Land Recycling
San Mateo, CA 94403-1906                                                                                (redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
JOHN B. WILSON (1959)               Trustee            Since February         46                        None
One Franklin Parkway                                   2006
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President -
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF              FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED            BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)         Trustee and        Since 1993             142                       None
One Franklin Parkway                Chairman of
San Mateo, CA 94403-1906            the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)     Trustee,           Trustee since          126                       None
One Franklin Parkway                President and      1993, President
San Mateo, CA 94403-1906            Chief Executive    and Chief
                                    Officer -          Executive Officer -
                                    Investment         Investment
                                    Management         Management
                                                       since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF              FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED            BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)              Vice President     Since 1993             Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)               Chief              Chief Compliance       Not Applicable            Not Applicable
One Franklin Parkway                Compliance         Officer since 2004
San Mateo, CA 94403-1906            Officer and        and Vice
                                    Vice President     President - AML
                                    - AML              Compliance since
                                    Compliance         February 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)              Treasurer          Since 2004             Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 30 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)             Senior Vice        Since 2002             Not Applicable            Not Applicable
500 East Broward Blvd.              President and
Suite 2100                          Chief Executive
Fort Lauderdale, FL 33394-3091      Officer -
                                    Finance and
                                    Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)                Vice President     Since 2000             Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF              FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED            BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)             Vice President     Since 2000             Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)            Vice President     Vice President         Not Applicable            Not Applicable
One Franklin Parkway                and Secretary      since March 2006
San Mateo, CA 94403-1906                               and Secretary
                                                       since May 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and
officer of 30 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)                Vice President     Since 2005             Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 46 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                              NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF              FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION           TIME SERVED            BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)              Chief Financial    Since 2004             Not Applicable            Not Applicable
500 East Broward Blvd.              Officer and
Suite 2100                          Chief
Fort Lauderdale, FL 33394-3091      Accounting
                                    Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Prior to October 31, 2006, Mr. S. Joseph Fortunato and Mr. Gordon S. Macklin each ceased to be a trustee of the Trust.

Note 3: Prior to October 31, 2006, Michael O. Magdol and Steven J. Gray ceased to be officers of the Trust.

Note 4: Subsequent to October 31, 2006, Harmon E. Burns ceased to be an officer of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


36 | Annual Report

Franklin Templeton Global Trust

SHAREHOLDER INFORMATION

FRANKLIN TEMPLETON HARD CURRENCY FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 37
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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama                           Michigan 7
Arizona                           Minnesota 7
California 8                      Missouri
Colorado                          New Jersey
Connecticut                       New York 8
Florida 8                         North Carolina
Georgia                           Ohio 7
Kentucky                          Oregon
Louisiana                         Pennsylvania
Maryland                          Tennessee
Massachusetts 7                   Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/06                                              Not part of the annual report

    [LOGO](R)
FRANKLIN TEMPLETON         One Franklin Parkway
   INVESTMENTS             San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
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      franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN TEMPLETON HARD CURRENCY FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

412 A2006 12/06

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $29,658 for the fiscal year ended October 31, 2006 and $21,905 for the fiscal year ended October 31, 2005.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $114 for the fiscal year ended October 31, 2006 and $0 for the fiscal year ended October 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $175,747 for the fiscal year ended October 31, 2006 and $4,500 for the fiscal year ended October 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $175,861 for the fiscal year ended October 31, 2006 and $4,500 for the fiscal year ended October 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

      ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON GLOBAL TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    December 27, 2006


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    December 27, 2006